Exhibit 10.4

I:::' LUM CHANG MEN - 329 - LCB - DM - LTR - 0144 18 February 2021 Mr. Steven Tay Toh Kim Garden Beau Pte Ltd 1 Lim Chu l(ang Lane 6, Singapore 718924 Dear Mr. Steven NATURE THEMED ATTRACTION AT MANDA! ALONG MANDA! LAKE ROAD PROPOSED EAST ARRIVAL NODE COMPRISING 2 NOS . OF SINGLE - STOREY COMMERCIAL BLOCKS, 2 BASEMENT TRANSPORTATION HUB WITH ANCILLARY FACILITIES, 3 - STOREY ANIMAL HOLDING AND BREEDING FACILITY WITH NURSERY ON ROOF AND 2 NOS . OF 2 STOREY INDOOR ATTRACTIONS ON LOT NO . MK 14 01891 MAT MANDAI LAKE ROAD (CENTRAL WATER CATCHMENT PLANNING AREA) & PROPOSED ERECTION OF 5 STOREY HOTEL AND TREE HOUSES COMPRISING OF RESTAURANTS, WELLNESS CENTRE, NATURE CONSERVATION CENTRE AND SWIMMING POOL ON THE ROOF TOP GARDEN WITH BASEMENT ANCILLARY HOTEL SERVICES ON PT LOT 01891 M MK 14 AT MANDAI LAKE ROAD (CENTRAL WATER CATCHMENT PLANNING AREA) (MAIN CONTRACT) LETTER OF AWARD - SUB - CONTRACT FOR SUPPLY AND INSTALL SOFTSCAPE WORKS TO EAST NODE, INDOOR ATTRACTION AND MANDA! RESORT We write to confirm that you are awarded with the Sub - Contract for Supply and Install Softscape Works to East Node, Indoor Attraction and Mandai Resort, subject to our terms and conditions and withdrawal of your qualifications accordingly . This award is subject to the Employer and/or Superintending Officer's approval of your appointment as a Sub - Contractor for the Project . In the event that the Employer and/or Superintending Officer's approval is withheld, this Sub - Contract shall be considered void and neither party will have any claim against each other . The Sub - Contract Sum shall be Singapore Dollars Nine Million Forty - Six Thousand Thirty and Cents Eighty Six Only (S $ 9 , 046 , 030 . 86 ), excluding 7 % GST . This shall be a Fixed Price Lump Sum Sub contract . We are in the midst of preparing all the Sub - Contract Documents . You will be issued the Sub Contract documents for execution in due course . Please proceed with the Sub - Contract Works according to our Master Programme and the requirements stipulated in the tender documents. In addition, you shall immediately commence all mobilisation I preparatory works, including preparing and submitting the following (whichever is applicable), to us for our review: - 1 Shop Drawing 2 Detailed method statement (which shall include the information listed in Annex A); 3 Your QEHS Management System; 4 Site Organisation with contact numbers; 5 Personnel List with photocopy of their NRIC / Work Permit and Construction Safety Orientation Course (CSOC); 6 EHS Competency as per stipulated under WSH Act, Environment Public Health Act and Environment Protection and Management Act; 7 Relevant EHS certificates / statutory licenses with regards to the work trade; Lum Chang Building Contractors Pie Lid (A member of Lum Chang Group) 14 Kung Chong Road #08 - 01 Lum Chang Building Singapore 159150 Tel: - 165 6273 8888 Fax: - 165 6933 6699 www.lumchang.com.sg Co. Reg. No: 197000827K

8 Safety Appointment Letters; 9 Risk Assessment in 5 x 5 Matrix; 10 Safe Work Procedures; 11 Machinery/ Equipment List; and 12 Safety Data Sheet for Chemicals. You shall contact the following personnel for details and works schedule : - 1. Landscape Manager, Ms Tricia Cai at 8811 8388 2. Architectural Manager (ENIA), Ms Cicilia Anggraeni at 8751 4810 3. Architectural Manager (MR), Ms Grace Ng at 9856 8691 Prior to mobilisation of your personnel to the site, you shall contact our Site Safety Personnel, Mr . Roy Tan at 98185412 to make arrangements for your personnel/ men/ workers to attend our Site Safety Induction Course . Please signify your acceptance of the terms and conditions by signing this letter and returning it to us within 3 days of the date of this letter. Please note that this letter shall supersede our earlier letter ref: MEN - 329 - LCB - DM - LTR - 0133. yk R.Chakravarthy General Manager, Projects ACKNOWLEDGEMENT I, Tay Toh Kim in the capacity of Director duly authorised to sign for and on behaifof Garden Beau Pie Ltd hereby confirm acceptance of the terms and conditions stipulated in this Letter,o. f . Awt.Jd.. <o'E - A/J"' t � u o.> rn , � , } •• G \ ..J' - . \ _( - - 0 Signature a¼ Sta1np \ of Sub - Contractor o::.,.; D * 6 !:; Date: 10 March 2021